Exhibit 99.2

Forward-Looking Statements: In this presentation, Scientific Games Corporation (“Scientific Games,” “SGMS” or the “Company”) makes "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "plan," "continue," "believe," "expect," "anticipate," "target," "should," "could," "potential," "opportunity," "goal," or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; U.S. and international economic and industry conditions, including slow growth of new gaming jurisdictions, slow addition of casinos in existing jurisdictions, and declines in the replacement cycle of gaming machines; ownership changes and consolidation in the gaming industry; opposition to legalized gaming or the expansion thereof; inability to adapt to, and offer products that keep pace with, evolving technology, including any failure of our investment of significant resources in our R&D efforts; inability to develop successful products and services and capitalize on trends and changes in our industries, including the expansion of internet and other forms of interactive gaming; laws and government regulations, including those relating to gaming licenses and environmental laws; dependence upon key providers in our social gaming business; inability to retain or renew, or unfavorable revisions of, existing contracts, and the inability to enter into new contracts; level of our indebtedness, higher interest rates, availability or adequacy of cash flows and liquidity to satisfy indebtedness, other obligations or future cash needs; inability to reduce or refinance our indebtedness; restrictions and covenants in our debt agreements, including those that could result in acceleration of the maturity of our indebtedness; protection of our intellectual property, inability to license third party intellectual property, and the intellectual property rights of others; security and integrity of our products and systems and reliance on or failures in information technology and other systems; challenges or disruptions relating to the implementation of a new global enterprise resource planning system; failure to maintain internal control over financial reporting; natural events that disrupt our operations or those of our customers, suppliers or regulators; inability to benefit from, and risks associated with, strategic equity investments and relationships; uncertainties relating to our pending acquisition of NYX Gaming Group Limited ("NYX"); inability to complete our pending acquisition of NYX; failure to achieve the intended benefits of our acquisitions, including the pending acquisition of NYX; incurrence of restructuring costs; implementation of complex revenue recognition standards or other new accounting standards; changes in estimates or judgments related to our impairment analysis of goodwill or other long-lived assets; fluctuations in our results due to seasonality and other factors; dependence on suppliers and manufacturers; risks relating to foreign operations, including fluctuations in foreign exchange rates, restrictions on the payment of dividends from earnings, restrictions on the import of products and financial instability, including the potential impact to our business resulting from the affirmative vote in the U.K. to withdraw from the EU, and the potential impact to our instant lottery game concession or VLT lease arrangements resulting from the recent economic and political conditions in Greece; changes in tax laws or tax rulings, or the examination of our tax positions; dependence on our key employees and uncertainties relating to our ability to attract and retain employees, including as a result of our pending acquisition of NYX; litigation and other liabilities relating to our business, including litigation and liabilities relating to our contracts and licenses, our products and systems, our employees (including labor disputes), intellectual property, environmental laws and our strategic relationships; influence of certain stockholders; and stock price volatility. Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC, including the Company's current reports on Form 8-K, quarterly reports on Form 10-Q and its latest annual report on Form 10-K filed with the SEC on March 3, 2017 (including under the headings "Forward Looking Statements" and "Risk Factors"). Forward-looking statements speak only as of the date they are made and, except for Scientific Games' ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forwardlooking statements whether as a result of new information, future events or otherwise.

Forward-Looking Statements; Additional Notes Additional Notes: This presentation may contain industry market data, industry forecasts and other statistical information. Such information has been obtained from publicly available information, industry publications and other third party sources, and Scientific Games makes no representations as to the accuracy of such information. Scientific Games has not independently verified any such information. “U.S. jurisdictions” refers to the 50 states in the United States plus the District of Columbia and Puerto Rico. This presentation also contains financial measures with respect to NYX derived from NYX’s filings with SEDAR. This presentation contains financial measures with respect to NYX, Adjusted EBITDA and Adjusted EBITDA % Margin, which are not presented in accordance with IFRS. These non-IFRS financial measures are presented as supplemental measures to net income (loss), the most directly comparable IFRS measure to Adjusted EBITDA, and should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with IFRS. Adjusted EBITDA for NYX as provided herein is the same metric as publicly reported by NYX. NYX defines “Adjusted EBITDA” as net earnings (loss) before interest and other non-operating income (expense), income taxes, depreciation and amortization, impairment charges, share-based payments, gains and losses on the revaluing of contingent consideration and derivatives, foreign currency gains and losses, acquisition and restructuring costs, and other gains and losses. Adjusted EBITDA % Margin is calculated as Adjusted EBITDA as a percentage of Revenue. Based on NYX’s public reports, NYX uses Adjusted EBITDA as a measure which NYX believes is appropriate to provide meaningful comparison with, and to enhance an overall understanding of, NYX’s past financial performance and prospects for the future. Based on NYX’s public reports, NYX believes that Adjusted EBITDA provides useful information to both management and investors by excluding specific expenses and gains that NYX believes are not indicative of its core operating results. Further, Adjusted EBITDA is a measure of operating performance used by NYX’s management, as well as industry analysts, to evaluate operations and operating performance and is widely used in the technology and gaming industry. Adjusted EBITDA as used by NYX may differ from similarly titled measures presented by other companies. Please see the Appendix for a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable financial measure presented in accordance with IFRS. For the purposes of this presentation, the information for NYX is presented in United States Dollars, translated using the Canadian Dollar to U.S. Dollar assumed exchange rate of $0.8135 as of September 18, 2017. Scientific Games makes no representation as to the accuracy of any information concerning NYX contained in this presentation.

NYX Gaming at a Glance

SCIENTIFIC GAMES

OpenBet

#1 Sports Betting Platform

- Omni-channel betting platform
- Serving virtually all Tier 1 UK Bookmakers
- Growing placements and stature with World Lottery Association accounts

OPS THE OPEN PLATFORM SYSTEM

OpenBet Account

Omni-channel Open Platform System

- Omni-channel account manages all player activity and funding
- Modular Framework - provides customers with flexibility
- Leading Casino and Account platform in North America (New Jersey and Canada)

OGS THE OPEN GAMING SYSTEM

OpenBet Casino

Open Gaming System

- Gaming content aggregator
- Single integration provides access to over 2,000 gaming titles
- 120+ operating customers and growing

NEXTGEN SIDE CITY betdigital game360

Large Gaming Content Provider

- Four content studios producing ~40 games annually, with an in-house portfolio of 600+ games
- Provides access to the world's leading casino gaming titles through the Open Gaming System

NYX Financial Overview*

	2016A	LTM 2Q'17
Revenue	$133.2	$186.1
Gross Profit	$117.3	$163.6
% Margin	*88.1%*	*87.9%*
Adjusted EBITDA	$34.8	$50.2
Adjusted EBITDA	**$34.8**	**$50.2**
Adjusted EBITDA % Margin	26.1%	27.0%

REVENUE OF **$186M** LTM

88% GROSS MARGIN LTM

200+ CUSTOMERS **1,000+** EMPLOYEES

OPERATIONS ON **4** CONTINENTS

Note: CAD converted to USD at spot rate 0.8135. U.S. Dollars in millions.
*Please see the Appendix for a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable financial measure presented in accordance with IFRS.

3

Leading B2B Sportsbook Provider Digital Real-Money Gaming Content iGaming/iLottery Platforms SG Universe (B2B) Social Gaming (B2C) Supercharges Interactive Businesses Establishes Scientific Games as a top provider of iGaming, iLottery and Sports Betting digital platforms and content Complementary digital gaming businesses across key product lines and geographies NYX has significant stand-alone strategic momentum, an industry-leading suite of products and a growing global customer base Adds world-class intellectual property, expertise and reach to one of the leading digital gaming and technology suppliers Creates path for Scientific Games Interactive’s award-winning Play4Fun white-label product to extend into real-money gaming Adds customer engagement and execution capabilities to deliver a superior experience to vast customer base

Deal Rationale

SCIENTIFIC GAMES

Strategic Rationale

- **Forms Global Digital Gaming Leader** – Creates an industry-leading force across iGaming, iLottery, and Sports Betting
- **Adds #1 Global Sports Betting Platform to Scientific Games' Offerings** – Positions SG to capitalize on existing and new sports betting opportunities, including the potential liberalization of the US market
- **Galvanizes Growth of both NYX and SG's Interactive Businesses** – Combines industry-best content with one of the deepest iGaming distribution networks
- **Further diversifies sources of revenue by segment and geography** – Increases pro forma SGMS Interactive segment Revenue from 13% to 18% and increases revenue from Europe
- **Synergy Opportunities** – Cost savings opportunities by virtue of bringing together two organizations with some overlap and opportunity to realize efficiencies
  - Key categories of savings include:
    - Elimination of duplicative public company expenses
    - Remote Game Server technology consolidation
    - Digital game studio consolidation
    - Elimination of duplicative iLottery platforms
    - G&A/outside services cost rationalizations
- **Accretive to earnings and cash flow in first year**

Transaction Advances Scientific Games' Global Strategy

Proven product brands include Bally, Barcrest™, Shuffle Master® and WMS®

- Operations
- Machine Sales
- Systems
- Tables Products

Trusted provider to 150+ lotteries globally, including 24 of the Top 25** lotteries in the world

- Tickets
- Systems

Gaming

Lottery



SG
NYX
MEGA MILLIONS
NEXTGEN
OPS
OGS

Social

Leading social slots provider and 2nd largest publisher of social casino apps

- Social Gaming

Digital Gaming & Sports

#1 global sports betting platform, leader in the regulated gaming industry with 2 billion sports bets in 2016

- Digital Real Money Gaming Content and Platforms
- Sportsbook
- SG Universe
- iGaming/iLottery Platforms

Note: CAD converted to USD at spot rate 0.8135. U.S. Dollars in millions.
**La Fleur's Almanac 2016.

5

Creates End-to-End Global Gaming and Lottery Powerhouse Immediate industry leader in digital gaming and sports Leverages NYX’s relationships with Tier 1 bookmakers and EU operators, as well as Scientific Games’ distribution channels and top-tier relationships New Digital Gaming & Sports division to be led by Matt Davey Leverages NYX’s leading position and expertise in digital gaming and sports betting, world-class talent, global reach and customer relationships Positioned to capitalize on growing digital real money gaming content and sports betting markets Integrates OpenBet Promote sportsbook display technologies into Casinos globally Combination of sportsbook and lottery sales Cross-selling of Scientific Games content into the NYX distribution network / NYX content into the Scientific Games platform

NYX Adjusted EBITDA Reconciliation Adjusted EBITDA Reconciliation FYLTM (USD, as converted) 20166/30/2017 Net loss ($47,131) ($25,054) Net tax expense (benefit) (7,199) (3,888) Loss before tax ($54,330) ($28,942) Depreciation and amortization 25,688 30,872 Interest expense, net 24,58 234,897 EBITDA ($4,059) $36,826 Impairment of intangibles and goodwill 76,500 71,089 Acquisition and restructuring costs 16,045 5,082 Foreign exchange loss (gain) 186766 Fair value adjustment to derivatives (75,833) (68,502) Loss on exchange of debt 19,4070 Revaluing contingent consideration (7,683) (2,739) Share-based payments 1,4312,555 Other expense 3,930321 European poker business sale / closure 4,840 4,840 Adjusted EBITDA $34,765 $50,240 Note: Dollars in thousands. CAD converted to USD at spot rate 0.8135.